UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): January 5, 2017 (December 21, 2016)

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452
Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
On December 27, 2016, Wheeler Real Estate Investment Trust, Inc. filed a Form 8-K (the “Original 8-K”) to report the completion of the acquisition of Rivergate Shopping Center located in Macon, Georgia on December 21, 2016. This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 on Form 8-K, and should be read in conjunction with the Original 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired. *
Report of Independent Auditor.

Statements of Revenues and Certain Operating Expenses for the Nine Months Ended September 30, 2016 (Unaudited) and the Year Ended December 31, 2015.

Notes to Statements of Revenues and Certain Operating Expenses for the Nine Months Ended September 30, 2016 (Unaudited) and the Year Ended December 31, 2015.

(b)	Pro forma financial information. **
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2016.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended
September 30, 2016.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2015.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

(c)	Shell company transactions.
Not Applicable.

(d)	Exhibits.

23.1	Consent of Cherry Bekaert LLP.
99.1	Statements of Revenues and Certain Operating Expenses of Rivergate Shopping Center.
99.2	Unaudited Pro Forma Financial Information of Rivergate Shopping Center.

*	Filed as Exhibit 99.1 and incorporated herein by reference.

**	Filed as Exhibit 99.2 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer
Dated: January 5, 2017

EXHIBIT INDEX

Number	Description of Exhibit

23.1	Consent of Cherry Bekaert LLP.
99.1	Statements of Revenues and Certain Operating Expenses of Rivergate Shopping Center.
99.2	Unaudited Pro Forma Financial Information of Rivergate Shopping Center.